UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2003 (October 31, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28536 (Commission File Number)	74-2781950 (IRS Employer Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas (Address of Principal Executive Offices)	78216 (Zip Code)

Registrant’s telephone number, including area code: (210) 302-0444

Item 5. Other Events and Regulation FD Disclosure

        On October 31, 2003, the Company settled the lawsuit brought against it and one of its officers by Bristol Investments Ltd. (“Bristol”) and MicroBilt Corp. through the return to Bristol of the 9% interest New Century owns in MicroBilt Corp. This settlement resolves all claims brought by and against New Century and one of its officers.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description

99.1	Press Release, dated October 31, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003	NEW CENTURY EQUITY HOLDINGS CORP. By: /s/ DAVID P. TUSA ————————————————— Name: David P. Tusa Title: Executive Vice President, Chief Financial Officer and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated October 31, 2003